INVESTOR PRESENTATION MARCH 2015

2 FORWARD-LOOKING STATEMENTS 2 As provided by the safe harbor provision under the Private Securities Litigation Reform Act of 1995, Viad cautions readers that, in addition to historical information contained herein, this press release includes certain information, assumptions and discussions that may constitute forward-looking statements. These forward-looking statements are not historical facts, but reflect current estimates, projections, expectations, or trends concerning future growth, operating cash flows, availability of short-term borrowings, consumer demand, new or renewal business, investment policies, productivity improvements, ongoing cost reduction efforts, efficiency, competitiveness, legal expenses, tax rates and other tax matters, foreign exchange rates, and the realization of restructuring cost savings. Actual results could differ materially from those discussed in the forward-looking statements. Viad’s businesses can be affected by a host of risks and uncertainties. Among other things, natural disasters, gains and losses of customers, consumer demand patterns, labor relations, purchasing decisions related to customer demand for exhibition and event services, existing and new competition, industry alliances, consolidation and growth patterns within the industries in which Viad competes, acquisitions, capital allocations, adverse developments in liabilities associated with discontinued operations and any deterioration in the economy, may individually or in combination impact future results. In addition to factors mentioned elsewhere, economic, competitive, governmental, technological, capital marketplace and other factors, including terrorist activities or war, a pandemic health crisis and international conditions, could affect the forward-looking statements in this press release. Additional information concerning business and other risk factors that could cause actual results to materially differ from those in the forward-looking statements can be found in Viad’s annual and quarterly reports filed with the Securities and Exchange Commission. Information about Viad Corp obtained from sources other than the company may be out-of-date or incorrect. Please rely only on company press releases, SEC filings and other information provided by the company, keeping in mind that forward-looking statements speak only as of the date made. Viad undertakes no obligation to update any forward-looking statements, including prior forward-looking statements, to reflect events or circumstances arising after the date as of which the forward-looking statements were made.

3 IMPORTANT ADDITIONAL INFORMATION 3 Viad intends to file a proxy statement and WHITE proxy card with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the 2015 Annual Meeting (the "Proxy Statement"). Viad, its directors, nominees and certain of its executive officers will be participants in the solicitation of proxies from shareholders with respect to the 2015 Annual Meeting. Information regarding the names of Viad's directors and executive officers and their respective interests in Viad by security holdings or otherwise is set forth in Viad's proxy statement for the 2014 Annual Meeting of Shareholders, filed with the SEC on April 10, 2014. To the extent holdings of such participants in Viad's securities have changed, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in Viad's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 13, 2015. Details concerning the nominees of Viad's Board of Directors for election at the 2015 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING VIAD'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by Viad free of charge from the SEC's website, www.sec.gov. Viad's shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Viad Corp, 1850 North Central Avenue, Suite 1900, Phoenix, Arizona 85004-4565, Attn: Corporate Secretary, telephone: (602) 207-1000, or from Viad's website, http://viad.investorroom.com/.

4 INTRODUCTION TO VIAD Viad is a SmallCap 600 company with two business groups and a clear strategy for growth and shareholder value MARKETING & EVENTS TRAVEL & RECREATION MEANINGFUL PROGRESS Against our goals BALANCED CAPITAL ALLOCATION Evaluate all levers – acquisition, share repurchase, dividends – for shareholder value SOLID RESULTS On both top and bottom line metrics CLEAR STRATEGY To increase total shareholder return 4 89% 11% REVENUE $1.1B 60% 40% M&E T&R SEGMENT EBITDA $90.5M

5 $211M VIAD – STRONG EARNINGS GROWTH AND CASH GENERATION 1 A reconciliation of this non-GAAP measure to Income from Continuing Operations can be found in the appendix. 2 Capex as a % of revenue was ~2% for GES and ~7% for T&R (excluding the Glacier Skywalk) from 2010-14. 3 Net of proceeds from divestitures of non-strategic assets totaling $29.7M. 4 Includes $81.3M of Special Dividends paid out in connection with Viad’s Strategic Review. 0.09 0.48 0.99 1.15 1.59 2010 2011 2012 2013 2014 Viad’s strong earnings growth and cash generation allow for reinvestment in the business and return of capital to shareholders Income Before Other Items Per Share1 $137M 2.3% 2.3% $97M 0.8% 0.8% $112M 0.6% 0.6% $34M 3.2% 3.3% ($84M) 28.9% 40.6% Net Cash/(Debt) Debt-to-Capital Debt-to-Equity Cash Generated from Operations $288M Reinvestment in Business $131.8M Capex2 $155.9M Acquisitions3 $132M Returned to Shareholders $109.7M Dividends4 $22.0M Repurchases 2010 - 2014 5

VIAD – FOCUSED ON SHAREHOLDER VALUE

6

LONG HISTORY OF STRATEGIC DIVESTITURES[1]

Over the last 30 years, Viad has spun-off or sold more than 20 lines of business, including:

1987	1992	1993	1996	1997	1999	1999	2004
Greyhound Lines, Inc. bus operations	The FINOVA Group	Motor Coach Industries	The Dial Corp.	Premier Cruise Lines	Restaura dining service operations	Dobbs Int'l Services airline food service	MoneyGram International

THOROUGH REVIEW OF STRATEGIC OPTIONS[1]

DEC 2012

- **Announced review of strategic options** to enhance shareholder value (including possible separation of M&E and T&R businesses and increasing dividends or share repurchases), working with JP Morgan
- **Announced repurchase authorization** of 1M shares (445k shares repurchased during 2014 for $10.6M)

NOV 2013 / FEB 2014

- **Paid special dividends** totaling $4.00 per share as optimal mechanism to allocate capital at that time

APR 2014

- Announced conclusion of review and **go-forward strategy** to enhance shareholder value

POSITIVE CORPORATE GOVERNANCE CHANGES[1]

- Added 3 new independent Board members with industry expertise: M. Pederson (Aug 2011); E. Mace (Nov 2012); A. Benett (Jul 2013) >> Average Board tenure reduced from 8.1 to 6.7 years (since 2011) with nearly half of Board members serving less than 4 years
- Eliminated Poison Pill (Feb 2013)
- Adopted No Hedging, No Pledging Policy (Feb 2013)
- Separated Chairman and CEO roles; elected independent Chairman (Dec 2014)
- New CEO, Steve Moster, appointed (Dec 2014)
- Exec Comp Changes:
  - CEO LTI award increased to 100% performance-based and other executive officers increased from 50/50 to 70/30;
  - New LTI goals based on EBITDA, ROIC and TSR;
  - Holding requirements for vested restricted stock;
  - Eliminated tax gross-ups on perks, legacy payments;
  - Phase out of excise tax gross-ups and modified single-trigger provisions in change-in-control arrangements

[1] *Representative list of actions taken; not comprehensive*

VIAD

MARKETING & EVENTS GROUP (GES) Global Experience Specialists

8 GLOBAL REACH LIVE EVENTS FULL- SERVICE PROVIDER GES GROWTH STRATEGY Drive Expansion Improve Margins Differentiate Addition of adjacent services creates a unique, integrated offering to deepen client relationships, expand client base and increase share of total event spend Establish GES as the Preferred Global, Full-Service Provider for Live Events Growth of core business and penetration into new segments extends industry leadership Consolidation trend creates increasing demand for global capabilities 8

9 LIVE EVENTS: GES HAS BLUE CHIP CLIENTS ACROSS ALL FOUR SEGMENTS Exhibitions Congresses / Conferences Consumer Events Corporate Events Industry leaders already select GES in every Live Event segment 9

SIGNIFICANT OPPORTUNITY FOR GROWTH 10

GES holds a **leading position** delivering its Core Services to the Exhibitions segment of the market and is **expanding** into other Live Events segments and New Services.

LIVE EVENTS SEGMENTS


Revenue
(%)
7%
6%
2%
85%

Segment	Details
Exhibitions	1 in 3 major US shows is a GES client ~14,000 events in North America[1]
Congresses / Conferences	GES serviced >150 events in 2014 >250,000 events in North America[2]
Corporate Events	7% of the Fortune 100 are GES clients >1M events in North America[2]
Consumer Events	Top 5 movie studios are GES clients GES touring exhibitions in 9 countries

UNDER-PENETRATED SEGMENTS

SERVICES OFFERED


Audio-Visual 4%
1% Registration & Data
3% Event Accom
92%

Service	Details
Core Services	~$4.5B US market size[3] ~$200M UK market size[3]
Event Accom.	~$200M US market size[3]
Audio-Visual	>$1B US market size[3] >$250M UK market size[3]
Registration & Data	~$165M US market size[4] ~$75M UK/Euro market size[4]

NEW SERVICES

VIAD

[1] Source = CEIR; [2] Source = PwC; [3] Source = internal estimates; [4] Source = AMR

11 Exhibitions Congresses/ Conferences Corporate Events Consumer Events FULL-SERVICE PROVIDER: INCREASING COMPETITIVENESS AND DIFFERENTIATION NEW SERVICES CORE SERVICES GES has made significant progress creating the most comprehensive suite of services for the live events industry Contracting Services Design & Build Creative / Strategic Audio Visual Event Accom. Registration & Data • Enhances overall competitiveness • Facilitates growth in under-penetrated segments (Congresses / Conferences, Corporate Events and Consumer Events) GES SERVICES PORTFOLIO Completed 4 strategic acquisitions during 2014 11 Relative Importance to Live Event Segment

12 STRATEGIC ACQUISITIONS: TECHNOLOGY, SYNERGY, CROSS-SELL AND OPPORTUNITY In-house provider of AV Services to top 4 UK venues Event registration for over 600 events in 42 countries Majority of the top 100 US shows use onPEAK1 for event accommodations The strategic fit of GES acquisitions brings immediate and long-term value Best-in-Class Position Cross-Sell Across Assets Assets form Basis for Data Platform 1 Travel Planners, also acquired by Viad, was merged into onPeak. 12

13 0 5 10 15 20 25 2013 2014 2015 Est GES ACQUISITIONS ARE DRIVING RESULTS AND DELIVERING VALUE 1 Assumes 2-3% perpetual growth rate. 2 GES official services contracting events that do not currently use GES for AV / Accommodations / Registration. 3 US AV is currently sold through an in-house team that was launched in late 2013. 4 ACQUISITIONS FOR $113M ~20 PTS HIGHER FOR ACQUISITIONS EBITDA Margin (%) ORGANIC ACQUISITIONS 13 >$50M Incremental revenue through cross-selling within 5 Years GES US AUDIO VISUAL of Top15 UK Events of Top15 UK Events of GES US Events GES US Events 80% 90+ 40% ~95% BLITZ ONPEAK N200 3 GES BRINGS CROSS-SELL OPPORTUNITIES2 $14.5M - $15.5M EBITDA in 2015 18% AVERAGE IRR1

14 Consolidation in Industry Geo-cloning/New Launches Consolidating Programs Ready to capitalize on increasing demand for global capabilities GLOBAL ADVANTAGE: TRUSTED PARTNERSHIP AS INDUSTRY CONSOLIDATES GLOBAL REACH ESTABLISHED POSITION1 IN KEY GLOBAL MARKETS RECOGNIZED ABILITY TO SERVICE BROADER GEOGRAPHIES 30% 55% 45% US UK Canada 1 GES Official Services Contracting market share (internal estimates) BROAD CUSTOMER SET USING US IN MULTIPLE REGIONS 3 of the 5 largest global organizers use GES in multiple regions global organizers are already working with GES 14 of the top 20 Countries GES Serves GES facilities 14

15 GES IS DRIVING PROFITABLE GROWTH By positioning GES as the preferred global, full-service provider for live events, we are driving growth in higher-margin service lines, increasing our share within the live events market and differentiating GES to enhance customer loyalty 2014 2015 2016 $944M >$1B ORGANIC ACQUISITIONS 2014 2015 2016 >$80M $54.1M * When adjusting to exclude major non-annual events and lower FX rate versus 2014, the total CAGR would be 7-8% and the Organic CAGR would be ~5%. 4-5%* CAGR ~2%* ORGANIC CAGR Revenue EBITDA ORGANIC ACQUISITIONS 5.7% 5.7 – 5.9% >8% Margin 15

TRAVEL & RECREATION GROUP (VTR) Brewster Travel Canada Glacier Park, Inc. Alaska Denali Travel

17 ATTRACTIONS HOSPITALITY Cross-sell / multi-property stays High-volume cross-sell / upsell TRAVEL & RECREATION GROUP GROWTH STRATEGY VTR is comprised of four asset groups that work together as an ecosystem, driving economies of scope TRANSPORTATION PACKAGE TOURS 17 Cross-sell / sales & marketing profit center High-volume cross-sell

18 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Park Visitation (000) Sources: Parks Canada; U.S. National Park Service (2013 methodology change for Denali); Viad estimates for 2014 Banff and Jasper visitation (actual full year results not yet available). BANFF GLACIER JASPER DENALI VTR operates in and around iconic destinations: Banff & Jasper National Parks, Glacier National Park, Denali National Park – targeting 8.5+ million annual visitors DRIVING GROWTH IN MARKETS WITH PERENNIAL DEMAND 18 +14.5% VTR Revenue CAGR 2010 – 2014 VTR consistently drives meaningful growth in markets with perennial demand

19 DRIVING GROWTH IN HIGH VALUE AREAS VTR strategically invests in hospitality and attractions, which have highest margins and strong return on investment Revenue ($M) 2010 70 2011 87 2012 105 2013 108 2014 121 14.5% CAGR 29% CAGR 13% CAGR 0% CAGR BUILD new assets, creating new revenue streams with economies of scale and scope BUY strategic assets that drive economies of scale and scope, improving financial performance Hospitality Attractions Package Tours Transportation Asset Management Initiatives 19 11% CAGR REFRESH assets to optimize market position and maximize returns

20 REFRESH: IMPROVING EXPERIENCE AND FINANCIAL RETURNS 1 Based on 60% increase in retail revenue (including Starbucks) per passenger from 2008 (pre-renovation) to 2014. 2 Increase from 2011 (pre-renovation) to 2014. $1.3M UPGRADE BANFF GONDOLA LOWER TERMINAL $3.3M UPGRADE $1.3M INCREASE IN REVENUE2 38% REVPAR GROWTH2 GROUSE MOUNTAIN LODGE INSTALLED ACTIVITY CENTER DESK FOR CROSS SELL NEW STARBUCKS HIGHEST $/TRANSACTION IN CANADA REDESIGNED TRAFFIC FLOW / GIFT SHOP NEW “FLIGHT TIME” TICKETING SYSTEM VTR has proven success leveraging upgrades to existing assets to increase revenue at both attractions and hotels UPGRADES IN PUBLIC SPACES UPGRADES IN HOTEL ROOMS 20 $0.8M INCREMENTAL RETAIL REVENUE1

21 ~300k BUILD: POWERFUL NEW EXPERIENCES DRIVING POWERFUL RETURNS ~$20M >90% INVESTMENT IRR1 VISITORS in first year The Glacier Skywalk secured significant return on investment, surpassing attendance expectations, and receiving international awards and media coverage Extensive Awards and Media Coverage 21 Glacier Skywalk Jasper National Park | Opened May 2014 1 Assumes Exit EBITDA of 10x $4.5M EBITDA IN 2014

22

BUY: VTR HAS PROVEN TRACK RECORD OF RETURNS ON ACQUISITIONS

5 ACQUISITIONS FOR $81M ▶ $10.6M EBITDA in 2014
20% AVERAGE IRR[1]

January 2011
Glacier National Park
Grouse Mountain Lodge
Year-round hotel in Whitefish, MT



June 2011
Glacier National Park
St. Mary Lodge
Lodging, retail, F&B at East entrance of park



September 2011
Denali National Park
Alaska Denali Travel
Lodging, package tours, transportation
Rare in-holding within park



March 2013
Banff National Park
Banff International Hotel
Prime location in capacity-constrained downtown Banff



July 2014
Glacier National Park
West Glacier Properties
Lodging, retail, F&B at West entrance of park
VTR now book-ends Going-to-the-Sun Road
Rare in-holding within park



[1] *Assumes Exit EBITDA of 10x*

23 HOSPITALITY: REVENUE GROWTH OUTPACES ROOM COUNT We have successfully pursued scale and enhanced performance in our hospitality operations 2010 2011 2012 2013 2014 443 703 789 953 1,031 +133% 14 VS 10 +98% BANFF +122% GLACIER PARK # of Hotel Rooms1 133% INCREASE IN ROOM COUNT $38.2 $42.7 $25.7 $36.1 $15.5 +175% 175% INCREASE IN REVENUE 1 Reflects continuing operations. Including discontinued operations, the growth rates from 2010 to 2014 are 12% (rooms) and 37% (hospitality revenue). DENALI 2014 vs. 20101 Hospitality Revenue1 ($M) 23

24 ATTRACTIONS DRIVE GROWTH IN MARKETS WITH PERENNIAL DEMAND 24 VTR’s attractions have strong financial performance and create cross-selling opportunities. In addition to surpassing forecasts, the new Glacier Skywalk has helped lift visits to the Glacier Adventure on the Columbia Ice Field 586,000 visits up 9% NEW: 300,000 visits 64,000 visits up 39% 404,000 visits up 21% All comparisons are 2014 versus 2013. BANFF GONDOLA BANFF LAKE CRUISE GLACIER SKYWALK GLACIER ADVENTURE

25 PACKAGE TOURS & TRANSPORTATION: A CRITICAL REVENUE PIPELINE VTR offers packaged tours and transportation services that drive visitation and revenue to its higher-margin hotels and attractions PACKAGED TOURS TRANSPORTATION Annual consumer rides as basis for upsell Includes in-bound packages throughout Canada and Alaska Supercharges hotels and attractions as purchase may include multiple hotels, attractions and transportation 3rd party products / activities expand reach, offering cross- sell and trade-up Over 100,000 consumer contact points  “happy, captive” audience for upsell Ground transportation integrated into multiple services: sightseeing, airport transfers, movement in park Charter motor coaches enable end-to-end for large group tour operators 25

26 CONTINUED OPPORTUNITY TO SCALE BUSINESS ROOMS PROPERTIES ROOMS PROPERTIES BANFF / JASPER MARKET Town of Banff 6% 5% 4,750 40 Jasper 0% 0% 2,346 25 Lake Louise 0% 0% 1,133 8 Icefields Parkway 11% 10% 291 10 TOTAL 4% 4% 8,520 83 GLACIER NATIONAL PARK MARKET Whitefish 18% 5% 810 19 Glacier NP 13% 20% 587 10 Glacier NP East Gateway Communities 56% 12% 495 17 Waterton Lakes NP 23% 11% 375 9 Glacier NP West Gateway Communities 12% 6% 276 18 Columbia Fall / Hungry Horse / Coram 0% 0% 195 12 TOTAL 22% 8% 2,738 85 DENALI NATIONAL PARK MARKET Denali Park Road Gateway 2% 4% 2,039 28 Talkeetna Area 0% 0% 749 11 Denali NP 38% 20% 110 5 TOTAL 3% 5% 2,898 44 VIAD TOTAL MARKET There is opportunity to increase market share, to further scale and leverage capabilities 26 4% BANFF JASPER 22% GLACIER 3% DENALI CURRENT MARKET SHARE NP = National Park

27 SUMMARY

28

VIAD OPPORTUNITY SUMMARY

Viad is in a strong position to **enhance shareholder value**

STRENGTH

Strong, proven foundation

TWO SOLID BUSINESS GROUPS

- Leading and defensible market positions
- Recurring revenue streams
- Strong and improving results with strong balance sheet

VISION

Clear plans for meaningful growth

WELL-DEFINED GROWTH STRATEGIES

- **GES**: Differentiating as preferred global, full-service provider for live events
- **VTR**: Driving economies of scale and scope and enhancing unique portfolio of integrated tourism assets

PERFORMANCE

Focus on shareholder return

BALANCED CAPITAL ALLOCATION STRATEGY

- Business development remains the priority
- Opportunistically repurchase shares | $10.6M (448k shares) in 2014 | $3.8M (141k shares) in Q115
- Pay quarterly dividend: $0.10 / share (~1.5% yield)
- Credit facility leverage ratios | For acquisitions: 2.5x | For return of capital >$20M[1]: 2x

[1] *In any calendar year.*

VIAD

29 ACTIVE ACQUISITION PIPELINE 29 Viad has a disciplined and proactive acquisition program focused on proprietary deal-sourcing in support of our business unit strategies to drive shareholder value Culture requirements: • Integrity • Customer-focus • Innovation • Continuous improvement Strong cultural alignment: • Facilitates integration • Enhances opportunities for cross-selling and other synergies ECONOMIC FIT Target EBITDA Multiples GES: 4-7x VTR: 7-10x Target IRR 15%+ Evaluate relative to share repurchase CULTURAL FIT STRATEGIC FIT • New lines of business to drive penetration across all Live Events segments • Products and services that are essential to Live Events while also supporting core contracting business • Leading players with proven products • Immediate cross-sell opportunity VTR • High-return tourism assets in iconic natural destinations to scale (+2x) the business • Prioritize current geographies to maximize scale and scope but consider new geographies that bring meaningful scale and market share • Seek a combination of attractions and hotels to realize cross-sell advantages GES

APPENDIX

31

ONPEAK/TRAVEL PLANNERS – ACQUIRED OCTOBER 7, 2014 FOR $76.3M

MARKET

U.S. EVENT ACCOMMODATIONS ADDRESSABLE MARKET: **$100M**

COMPANY OVERVIEW

YEARS IN BUSINESS: **25+ Each** (onPeak & Travel Planners)

KEY FACILITIES: **Chicago, IL; New York, NY Atlanta, GA**

BUSINESS & SERVICES OVERVIEW

- **Company Description:** onPeak[1] provides end to end event accommodations solutions for event organizers and participants, with 2.7 million room night bookings annually
- **Key Services:** Site selection; hotel contract negotiations; registration integration; contact center; room block management; targeted marketing solutions; on-demand reporting tools; rate integrity tracking; hotel audits; post-event performance and impact tracking

KEY HIGHLIGHT

Leading technology platform, expert data analytics, innovative culture

Strong customer service culture and capabilities with long-term client relationships

STRATEGIC FIT

EXTENDS FULL SERVICE PROVIDER	PENETRATES CORPORATE ACCOUNTS	DEEPENS CLIENT RELATIONSHIP	SCOPE OF CROSS-SELL	ADDITIONAL EFFICIENCIES	BRINGS TECHNOLOGY CAPABILITY	DATA ASSET
●	◐	●	Intracompany New regions	Consolidating platform	●	●

[1] *Travel Planners was merged into onPeak in connection with the acquisition.*

32

ONPEAK/TRAVEL PLANNERS INTEGRATION OVERVIEW

MERGER OVERVIEW

Unique opportunity to acquire the **two largest** event accommodations firms and consolidate onto the **industry's leading platform**

The **Majority** of top 100 events in US use onPeak[1]

Next largest serves 7%

REVENUE OPPORTUNITIES

- Increased scale provides stronger negotiating leverage with hotels to capture higher revenue commissions
- Introduction of tiered pricing to increase booking capture rate
- Best of breed capabilities should drive a higher win-rate of event opportunities

GROWTH OPPORTUNITIES

- Leverage scale to build market share in adjacent markets (corporate meetings, sporting events, international)
- Enhance technology platform to offer self service solutions
- Possibility for event registration integration

OTHER SYNERGIES

- Migration to a single platform generating significant savings with a market-leading client service
- Headcount and operating expense reductions due to similar operating models and economies of scale

OPERATIONAL SYNERGIES ▶ **$4.4M**

[1] *Travel Planners was merged into onPeak in connection with the acquisition.*

VIAD

33

BLITZ – ACQUIRED SEPTEMBER 16, 2014 FOR £15M ($24.4M)

MARKET

UK AV MARKET SIZE: **>$250M**

MARKET CAGR 2009-2013: **5%**

COMPANY OVERVIEW

YEARS IN BUSINESS: **25+**

KEY FACILITIES: **Manchester, UK**
London, UK

BUSINESS & SERVICES OVERVIEW

- **Company Description:** Blitz Communications is an AV staging and creative services provider for the live events industry in the UK and continental Europe, including corporate events, congresses and conferences, trade shows and select consumer events
- **Key Services:** Video, sound and lighting equipment and technology; set and stage stock and bespoke constructions; creative services and graphic production; digital media solutions; technical solutions for theater productions

KEY HIGHLIGHT

In-house, preferred AV service provider at **4 major** conference & exhibition centers: ExCel London, Olympia, Manchester Central and NEC

STRATEGIC FIT

EXTENDS FULL SERVICE PROVIDER	PENETRATES CORPORATE ACCOUNTS	DEEPENS CLIENT RELATIONSHIP	SCOPE OF CROSS-SELL	ADDITIONAL EFFICIENCIES	BRINGS TECHNOLOGY CAPABILITY	DATA ASSET
●	●	●	Intracompany New regions	Outsourced AV moved in-house	◑	◔

VIAD

34

N200 – ACQUIRED NOVEMBER 24, 2014 FOR €9.7M ($12.1M)

MARKET

UK / EUROPE MARKET SIZE: **~$75M**

COMPANY OVERVIEW

YEARS IN BUSINESS: **20+**

KEY FACILITIES: **Watford, UK**
Haarlem, The Netherlands

BUSINESS & SERVICES OVERVIEW

- **Company Description:** N200 is a technology-based provider of registration and lead management services that has shifted towards a Software as a Service (Saas) model during the past several years. Its market position is tied to technology leadership
- **Key Services:** Event registration, ticketing, attendee/exhibitor engagement and data intelligence software. These services are provided through N200's Visit (registration platform), Visit Connect (lead management) and Visit Intelligence (data intelligence)

KEY HIGHLIGHTS

Largest registration provider in the UK and The Netherlands

Serves over **600** events each year, in **46** countries, supported by multi-lingual and multi-currency capabilities

STRATEGIC FIT

EXTENDS FULL SERVICE PROVIDER	PENETRATES CORPORATE ACCOUNTS	DEEPENS CLIENT RELATIONSHIP	SCOPE OF CROSS-SELL	ADDITIONAL EFFICIENCIES	BRINGS TECHNOLOGY CAPABILITY	DATA ASSET
●	◐	●	Intracompany New regions	Pilot integration to onPeak	●	●

VIAD

SUMMARY INCOME STATEMENT DATA

35

Millions (except per share amounts)	2010	2011	2012	2013	2014
Revenue:					
Marketing & Events Group	756.5	840.6	902.0	844.9	944.5
Travel & Recreation Group	70.0	87.2	104.6	108.4	120.5
	826.5	927.8	1,006.6	953.3	1,065.0
Segment EBITDA:					
Marketing & Events Group	17.2	27.5	40.7	40.6	54.1
Travel & Recreation Group	21.3	24.0	27.5	29.1	36.4
	38.5	51.5	68.2	69.7	90.5
Segment Operating Income:					
Marketing & Events Group	(5.1)	5.2	17.9	20.1	31.7
Travel & Recreation Group	16.1	17.9	20.3	21.8	28.1
	11.0	23.1	38.2	41.9	59.9
Corporate Activities[1]	(6.4)	(7.7)	(9.4)	(6.8)	(11.6)
Interest Expense, net	(1.3)	(0.7)	(0.7)	(0.7)	(1.7)
Pre-tax Income Before Other Items	3.3	14.7	28.1	34.5	46.5
Income Taxes Before Other Items	(1.3)	(4.8)	(7.8)	(11.0)	(14.1)
Non-controlling Interest	(0.1)	(0.2)	(0.2)	(0.1)	(0.4)
Income Before Other Items[2]	1.9	9.7	20.1	23.3	32.1
Income Before Other Items Per Diluted Share[2]	0.09	0.48	0.99	1.15	1.59
Other Items Per Diluted Share:					
Restructuring Charges, net of tax	(0.13)	(0.12)	(0.16)	(0.13)	(0.05)
Impairment Charges, net of tax	(0.01)	-	-	(0.08)	(0.03)
CEO Transition Costs, net of tax	-	-	-	-	(0.08)
Tax Matters	(0.04)	-	(0.66)	0.02	0.59
Income from Continuing Operations Per Diluted Share	(0.09)	0.36	0.17	0.96	2.02
Dilutive Shares Outstanding	20.3	20.1	20.0	20.3	20.1

[1] Corporate activities expense excludes CEO Transition Costs of $2.7M pre-tax ($1.7M after-tax) incurred in 2014, which are classified as an Other Item.

[2] This measure is supplemental to results presented under accounting principals generally accepted in the U.S. ("GAAP") and may not be comparable to similarly titled measures presented by other companies. Management uses this non-GAAP measure to facilitate period-to-period comparisons of Viad's performance and believes it is useful to investors in trending, analyzing and benchmarking the performance and value of Viad's business. This non-GAAP measure and should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.

VIAD

36 MARKETING & EVENTS GROUP KEY METRICS 36 • 3-5 year contracts • 90%+ renewal rate • Largest contract is <5% of GES revenue • Clients span broad range of industries; not overly exposed to any given industry US BASE SAME-SHOW GROWTH1 GEOGRAPHIC REVENUE MIX3 SHOW ROTATION2 RECURRING & DIVERSE REVENUES 1 Year-over-year revenue growth of shows that occur every year in the same quarter and are produced out of the same GES location 2 Net change in revenue due to non-annual shows produced by GES (shows occur every two, three or four years) 3 Revenue mix in 2014 74% 19% 7% US EMEA Canada -1.0% 11.2% 6.5% 3.1% 6.4% 2010 2011 2012 2013 2014 $15 $16 $(50) $65 $(75) $50-$60 2011 2012 2013 2014 2015 (est) 2016 (est) Millions

37 TRAVEL & RECREATION GROUP KEY METRICS 37 HOSPITALITY METRICS1 GEOGRAPHIC REVENUE MIX2 LINE OF BUSINESS REVENUE MIX2 ATTRACTIONS METRICS1 72% 22% 6% Brewster Glacier Park Alaska Denali Travel (Canada) (Montana) (Alaska) 35% 36% 16% 13% Hospitality Attractions Packaged Tours Transportation 1 Metrics are presented on a “same-store” basis, which includes assets owned by Viad and operating at full capacity for the entirety of the periods presented, expressed on a constant currency basis. 2 Revenue mix in 2014 $84 $85 $94 $99 59.0% 59.1% 63.2% 66.6% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% $- $50 $100 2011 2012 2013 2014 RevPAR Occupancy 825,636 906,645 915,598 1,053,496 $35 $36 $37 $37 $- $10 $20 $30 $40 $50 - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2011 2012 2013 2014 Passengers Revenue / Passenger